                                                                    Exhibit 10.1


                        AMENDMENT NO. 1 TO RIGHTS AGREEMENT

          AMENDMENT NO. 1, dated November 10, 1998 (the "Amendment"), to Rights Agreement dated as of March 19, 1997 (the "RIGHTS AGREEMENT"), between Steel of West Virginia, Inc., a Delaware corporation (the "COMPANY") and CONTINENTAL STOCK TRANSFER & TRUST COMPANY (the "RIGHTS AGENT"); all capitalized terms not defined herein shall have the meaning set forth in the Rights Agreement:

          WHEREAS, effective March 13, 1997 (the "RIGHTS DIVIDEND DECLARATION DATE"), the Board of Directors of the Company authorized and declared a distribution of one right for each share of common stock, par value $0.01 per share, of the Company (the "COMPANY COMMON STOCK") outstanding at the Close of Business (as hereinafter defined) on March 28, 1997 (the "RECORD DATE"), and has authorized the issuance of one right (as such number may hereinafter be adjusted pursuant hereto) for each share of Company Common Stock issued between the Record Date (whether originally issued or delivered from the Company's treasury) and, except as otherwise provided in Section 22, the Distribution Date (as hereinafter defined), each right issued in respect of a share of Company Common Stock initially representing the right to purchase, upon the terms and subject to the conditions hereinafter set forth, one-half of one share of Company Common Stock.

     WHEREAS, the Company and the Rights Agent entered into the Rights Agreement; and

     WHEREAS, on November 2, 1998, a majority of the Independent Directors of the Company, in accordance with Section 26 of the Rights Agreement, determined it desirable and in the best interests of the Company and its stockholders to supplement and amend certain provisions of the Rights Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     SECTION 1.  AMENDMENT TO SECTION 1.  The definition of "Exempt Person" in
Section 1(k) of the Rights Agreement is amended to read in its entirety as follows:

                (k)      "EXEMPT PERSON" means:

                    (i) any Person who, as of the close of business on the Record Date, (A) is the beneficial owner of more than 10% of the outstanding Company Common Stock, (B) is eligible to report such beneficial ownership on Schedule 13G pursuant to Rule 13d-1(b)(1) of the Exchange Act, and (C) has a Schedule 13G on file with the Securities and Exchange Commission; PROVIDED, HOWEVER, that such Person shall immediately and thereafter cease to be an Exempt Person if such Person at any time shall acquire additional shares such that its aggregate beneficial ownership of Company Common Stock is more than 20% of the then outstanding shares of Common Stock; and PROVIDED, FURTHER, that such Person shall immediately and thereafter cease to be an Exempt Person if such Person at any time is no longer eligible to file or maintain a Schedule 13G in lieu of a Schedule 13D.

                    (ii) any Fifteen Percent Holder; PROVIDED, HOWEVER, that such Fifteen Percent Holder shall immediately and thereafter cease to be an Exempt Person if such Person at any time shall acquire one additional share of Company Common Stock or be deemed the Beneficial Owner of one additional shares of Company Common Stock;

                    (iii) the Company, any Subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any Subsidiary of the Company, or any person or entity organized, appointed, established or holding Company Common Stock for or pursuant to the terms of any such plan;

                    (iv) Roanoke Electric Steel Corporation, a Virginia corporation ("Parent"), and any wholly owned subsidiary of Parent (collectively, "Roanoke"); PROVIDED, HOWEVER, that Roanoke shall only be an Exempt Person pursuant to this clause (iv) to the extent that Roanoke becomes the Beneficial Owner of Company Common Stock as a result of the approval, execution, delivery or consummation of (A) the Agreement and Plan of Merger and Reorganization dated November 10, 1998 by and among SWVA Acquisition, Inc. ("Purchaser"), Parent and the Company (as amended or modified, the "ROANOKE MERGER AGREEMENT") or (B) the Stock Option Agreement dated November 10, 1998 between Purchaser and the Company (as amended or modified, the "STOCK OPTION AGREEMENT"), in each case pursuant to and in accordance with the terms and conditions thereof; and PROVIDED, FURTHER, that Roanoke shall immediately and thereafter cease to be an Exempt Person if the tender offer contemplated by the Roanoke Merger Agreement (the "Roanoke Offer") is not consummated, except that, in such event, Purchaser shall be permitted to exercise the Stock Option Agreement in accordance with its terms, become the Beneficial Owner of Company Common Stock as a result of such exercise and, under such circumstances, Roanoke shall continue as an Exempt Person by virtue of this clause (iv) for so long as Roanoke is not, or does not thereafter become, the Beneficial Owner of any other shares of Company Common Stock, it being understood that if, at any time after the exercise of the Stock Option Agreement, Roanoke shall be, or thereafter becomes, the Beneficial Owner of less than 15% of the shares of Company Common Stock then outstanding, then the provisions of this clause (iv) shall automatically, without any action or omission on the part of any Person, terminate and be of no further force and effect; and

                    (v) any Person who would otherwise become an Acquiring Person solely by virtue of a reduction in the number of outstanding shares of Company Common Stock; PROVIDED, HOWEVER, that such Person shall not be an Exempt Person if, subsequent to such reduction, such Person shall become the Beneficial Owner of any additional shares of Company Common Stock.

     SECTION 2.  AMENDMENTS TO SECTION 3.

          (a) Section 3(a) of the Rights Agreement is amended to read in its entirety as follows:

               (a) Until (i) the earlier of the Close of Business on the tenth Business Day after the Stock Acquisition Date, and the Close of Business on the tenth Business Day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary with respect to such plan acting in such capacity, or Roanoke provided that Roanoke is an Exempt Person) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act Regulations or any successor rule, if upon consummation thereof such Person would be the Beneficial Owner of 15% or more of the shares of Company Common Stock then outstanding, or (ii) such later date as may be determined by action of a majority of the Independent Directors (such determination to be made prior to either of the dates specified in (i) above) and of which the Company will give the Rights Agent prompt written notice (such date above being the "DISTRIBUTION DATE"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for shares of Company Common Stock registered in the names of the holders of shares of Company Common Stock as of and subsequent to the Record Date (which certificates for shares of Company Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Company Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of shares of Company Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of EXHIBIT A (the "RIGHTS CERTIFICATES"), evidencing one Right for each share of Company Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Company Common Stock has been made pursuant to Section 11(p), at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

          (b) Section 3(c) of the Rights Agreement is amended to read in its entirety as follows:

               (c) Rights shall, without any further action, be issued in respect of all shares of Company Common Stock that are issued (including any shares of Company Common Stock held in treasury) after the Record Date (but prior to the earlier of the

          Distribution Date and the Expiration Date). Certificates evidencing such shares of Company Common Stock issued after the Record Date shall bear the following legend:

               "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Steel of West Virginia, Inc. (the "COMPANY") and Continental Stock Transfer & Trust Company (the "RIGHTS AGENT") dated as of March 19, 1997, and as amended to date (the "RIGHTS AGREEMENT), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the stock transfer administration office of the Rights Agent. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void."

          With respect to certificates evidencing shares of Company Common Stock (whether or not such certificates include the foregoing legend or have appended to them the Summary of Rights), until the earlier of the Distribution Date and the Expiration Date, the Rights associated with the shares of Company Common Stock evidenced by such certificates shall be evidenced by such certificates alone and registered holders of the shares of Company Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the shares of Company Common Stock evidenced by such certificates.

     SECTION 3. AMENDMENT TO SECTION 7(A). Section 7(a) of the Rights Agreement is amended to read in its entirety as follows:

               (a) Prior to the earlier of (i) the Close of Business on the tenth anniversary hereof (the "FINAL EXPIRATION DATE"), (ii) the acceptance for payment of the shares of Company Common Stock validly tendered and not withdrawn in the Roanoke Offer, and (iii) the time at which the Rights are redeemed as provided in Section 23 (the earlier of (i), (ii) and (iii) being the "EXPIRATION DATE"), the registered holder of any Rights Certificate may, subject to the provisions of Sections 7(e) and 9(c), exercise the Rights evidenced thereby in whole or in part at any time after the Distribution

          Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price (as hereinafter defined) for the number of shares of Company Common Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be, including Common Stock Equivalents) for which such surrendered Rights are then exercisable.


     SECTION 4. AMENDMENT TO RIGHT CERTIFICATES. The Form of Rights Certificate set forth in Exhibit A attached to the Rights Agreement is hereby amended to read in its entirety as set forth in Exhibit A attached hereto.

     SECTION 5. AMENDMENT TO SUMMARY OF RIGHTS. The form of Summary of Rights to Purchase Common Stock set forth in Exhibit B attached to the Rights Agreement is hereby amended to read in its entirety as set forth in Exhibit B attached hereto.

     SECTION 6. RIGHTS AGREEMENT AS AMENDED. The terms "Agreement" and "Rights Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby. This Amendment shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

     SECTION 7. BENEFITS OF THIS AMENDMENT. Nothing in this Amendment shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock) any legal or equitable right, remedy or claim under this Amendment; but this Amendment shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Company Common Stock).

     SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely in such state.

     SECTION 9. COUNTERPARTS. This Amendment may be executed (including by facsimile) in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

     SECTION 10. DESCRIPTIVE HEADINGS. The headings contained in this Amendment are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first above written.


ATTEST:                                 STEEL OF WEST VIRGINIA, INC.



By: /s/ Mark G. Meikle                  By: /s/ Timothy R. Duke
   ----------------------------            ---------------------------



ATTEST:                                 CONTINENTAL STOCK TRANSFER
                                        & TRUST COMPANY



By: /s/ Thomas Jennings                 By: /s/ William F. Seegraber
   ----------------------------            ---------------------------
Name:  Thomas Jennings                  Name:  William F. Seegraber
Title: Assistant Secretary              Title: Vice President

                                                                       EXHIBIT A

                              FORM OF RIGHTS CERTIFICATE

Certificate No. R-______                                       __________ Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW) OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7 (e) OF THE RIGHTS AGREEMENT.](1)

                                  Rights Certificate

                             STEEL OF WEST VIRGINIA, INC.

          This certifies that _____________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms and conditions of the Rights Agreement originally dated as of March 19, 1997, and as amended to date (the "Rights Agreement"; terms defined therein are used herein with the same meaning unless otherwise defined herein) between STEEL OF WEST VIRGINIA, INC., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, as Rights Agent (which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Distribution Date and prior to 5:00 p.m. on the Expiration Date at the office of the Rights Agent, one-half of one fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Company (the "Company Common Stock") at the Purchase Price initially of $26.00 per share of Company Common Stock (equivalent to $13.00 for each one-half of one share of Company Common Stock), upon presentation and surrender of this Rights Certificate with the Election to Purchase and related certificate duly executed. No less than two Rights and only whole multiples of two Rights may be exercised at any time by holders of Rights at the Purchase Price. The number of Rights evidenced by this Rights Certificate (and the number of shares that may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above shall be subject to adjustment in certain events as provided in the Rights Agreement.

---------------------
(1) The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

          Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person or an Affiliate or Associate of any such Acquiring Person or, under certain circumstances described in the Rights Agreement, a transferee of any such Acquiring Person, Associate or Affiliate, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

          In certain circumstances described in the Rights Agreement, the rights evidenced hereby may entitle the registered holder thereof to purchase capital stock of an entity other than the Company or receive common stock, cash or other assets, all as provided in the Rights Agreement.

          This Rights Certificate is subject to all the terms and conditions of the Rights Agreement, which terms and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available from the Company upon written request.

          This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates so surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be (i) redeemed by the Company under certain circumstances at its option at a redemption price of $.01 per Right, payable at the Company's option in cash or in Company Common Stock, subject to adjustment in certain events as provided in the Rights Agreement, or (ii) exchanged by the Company at its option for shares of Company Common Stock (or, in certain circumstances, Common Stock Equivalents), as provided in the Rights Agreement.

          No fractional shares of Company Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Rights Agreement. No Rights may be exercised that would entitle the holders to any fraction of a share of Company Common Stock unless concurrently therewith such holder purchases an additional fraction of a share of Company Common Stock which, when added to the number of shares of Company Common Stock to be received upon such exercise, equals a whole number of shares of Company Common Stock, as provided in the Rights Agreement. If such holder does not purchase such additional fraction of a share of Company Common Stock, a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Company Common Stock or of any other securities which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

          This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated: ____________ ___, 199_/200_.

ATTEST:                                 STEEL OF WEST VIRGINIA, INC.


By:______________________________       By:_____________________________
Name:                                   Name:
Title:                                  Title:


Countersigned:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY as Rights Agent


By:______________________________
Authorized Officer

                     [Form of Reverse Side of Rights Certificate]

                                  FORM OF ASSIGNMENT


                    (To be executed by the registered holder if
                        such holder desires to transfer the
                                Rights Certificate)


FOR VALUE RECEIVED ___________________ hereby sells, assigns and transfers unto
____________

________________________________________________________________________________
                         (Please print name of transferee)

________________________________________________________________________________
                        (Please print address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________ as Attorney-in-fact, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:  _________ __, 199_/200_


                                   ____________________________
                                   Signature

Signature Guaranteed:

                                     CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  this Rights Certificate   is   is not being sold, assigned and
transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement); and

          (2)  after due inquiry and to the best knowledge of the undersigned,
it   did   did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:  ____________ __, 199_/200_      ___________________________________
                                        Signature


Signature Guaranteed:
                     _______________________________

                                        NOTICE

          The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

          Signatures must be guaranteed by a member in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Program.

          In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend. to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

                             FORM OF ELECTION TO PURCHASE

                      (To be executed if the registered holder
                       desires to exercise Rights represented
                            by the Rights Certificate.)



To:  STEEL OF WEST VIRGINIA, INC.


          The undersigned hereby irrevocably elects to exercise _________ Rights represented by this Rights Certificate to purchase the shares of Company Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person or other property which may be issuable upon the exercise of the Rights) and requests that certificates for such shares of Company Common Stock (or such other securities of the Company or of any other person or other property which may be issued upon the exercise of the Rights) be issued in the name of and delivered to:



_______________________________
(Please print name and address)

_______________________________


Please insert social security
or other identifying number:  ______________


          If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall he registered in the name of and delivered to:


_______________________________
(Please print name and address)

_______________________________


Please insert social security
or other identifying number:  ______________

                                   _______________________________
                                        Signature
Signature Guaranteed:

                                     CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1)  the Rights evidenced by this Rights Certificate   are   are not
beneficially owned by an Acquiring Person or an Affiliate or an Associate thereof (as defined in the Rights
Agreement); and

          (2)  after due inquiry and to the best knowledge of the undersigned,
the undersigned   did   did not acquire the Rights evidenced by this Rights
Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.


Dated:  ____________ __, 199_/200_           _______________________________
                                        Signature


Signature Guaranteed:

                               ________________________

                                        NOTICE

          The signature in the foregoing Election to Purchase and Certificate must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

          Signatures must be guaranteed by a member in the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Program.

          In the event the certification set forth above is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate.

                                                                       EXHIBIT B

                           SUMMARY OF RIGHTS TO PURCHASE
                                    COMMON STOCK


          On March 13, 1997, the Board of Directors of Steel of West Virginia, Inc., a Delaware corporation (the "COMPANY"), declared a distribution of (i) one Right (as defined below) for each outstanding share of Common Stock, par value $.01 per share (the "COMPANY COMMON STOCK"), to stockholders of record at the close of business on March 28, 1997 (the "RECORD DATE") and for each share of Company Common Stock issued (including shares distributed from Treasury) by the Company thereafter and prior to the Distribution Date (as defined below). Each Right entitles the registered holder, subject to the terms of the Rights Agreement (as defined below), to purchase from the Company one-half of a share of Company Common Stock at a purchase price of $26.00 per share of Company Common Stock, equivalent to $13.00 for each one-half of a share of Company Common Stock (the "PURCHASE PRICE"), subject to adjustment (the "RIGHT"). No less than two Rights, and only whole multiples of two Rights, may be exercised by a holder. The Purchase Price is payable in cash or by certified or bank check or money order payable to the order of the Company. The description and terms of the Rights are set forth in a Rights Agreement between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "RIGHTS AGREEMENT").

          On November 2, 1998, a majority of the Independent Directors voted to amend the terms of the Rights to permit a tender offer (the "Roanoke Offer") to be made for all of the outstanding Company Common Stock by Roanoke Electric Steel Corporation, a Virginia corporation ("Parent"), to be followed by the merger of the Company with a wholly-owned subsidiary of Parent, and to provide for the termination of the Rights upon acceptance for payment of the shares of Company Common Stock validly tendered and not withdrawn in the Roanoke Offer. This amendment was subsequently executed on November 10, 1998. The description and terms of the Rights are set forth in a Rights Agreement, as amended, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"). A copy of the Rights Agreement and the amendments thereto have been filed with the Securities and Exchange Commission as an exhibit to a
Current Report on Form 8-K  (the "FORM 8-K").   A copy of the Rights Agreement
and any amendments thereto are available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Rights Agreement, including the definitions therein of certain terms, the terms and conditions of are incorporated herein by reference. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Rights Agreement.

          Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Company Common Stock and the "DISTRIBUTION DATE" will occur upon (i) the earlier of (A) 10 business days following a public announcement (the date of such announcement being the "STOCK ACQUISITION DATE") that a person or group of affiliated or associated persons (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or such subsidiary, or Roanoke Electric Steel Corporation, or a wholly-owned subsidiary of Roanoke Electric

Steel Corporation, if such acquisition is pursuant to the terms of the Agreement and Plan of Merger and Reorganization by and among Roanoke Electric Steel Corporation, Purchaser and the Company or the Stock Option Agreement by and between Purchaser and the Company) (an "ACQUIRING PERSON") has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 15% or more (or 20% or more in the case of certain current stockholders of 10% or more) of the then outstanding shares of Company Common Stock, and (B) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of the then outstanding shares of Company Common Stock, or (ii) such later date as may be determined by action of a majority of the Independent Directors of the Board prior to the occurrence of either event specified in (i) above. Until the Distribution Date, (x) the Rights will be evidenced by Company Common Stock certificates and will be transferred with and only with such Company Common Stock certificates, (y) new Company Common Stock certificates issued after the Record Date (also including shares distributed from Treasury) will contain a notation incorporating the Rights Agreement by reference, and (z) the surrender for transfer of any certificates representing outstanding Company Common Stock will also constitute the transfer of the Rights associated with the Company Common Stock represented by such certificates. As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Company Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights.

          The Rights are not exercisable until the Distribution Date and will expire at the earlier of the close of business on March 18, 2007, the tenth anniversary of the Rights Agreement, the acceptance for payment of the shares of Company Common Stock validly tendered and not withdrawn in the Roanoke Offer or when redeemed by the Company as described below.

          In the event that (i) the Company is the surviving corporation in a merger with an Acquiring Person and shares of Company Common Stock shall remain outstanding, (ii) a Person becomes the beneficial owner of 15% or more (or 20% or more in the case of certain current stockholders of 10% or more) of the then outstanding shares of Company Common Stock, (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or
(iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest in any class of Company Common Stock being increased by more than 1% (E.G., by means of a reverse stock split or recapitalization), THEN, in each such case, each holder of two Rights will thereafter have the right to receive, upon exercise, shares of Company Common Stock (or, in certain circumstances, Common Stock Equivalents (as such terms is defined in the Rights Agreement)) having a current market value equal to two times the exercise price of the Rights. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

          In the event that, at any time following the Stock Acquisition Date,
(i) the Company is acquired in a merger or other business combination transaction and the Company is not the surviving corporation (other than a merger described in the preceding paragraph), (ii) any Person consolidates or merges with the Company and all or part of the Company Common Stock is converted or exchanged for securities, cash or property of any other Person, or (iii) 50% or more of


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

the Company's assets or earning power is sold or transferred, each holder of two Rights (except Rights which previously have been voided as described above) shall thereafter have the right to receive, upon exercise, common stock of the Acquiring Person having a current market value equal to two times the exercise price of the Rights.

          The Purchase Price payable, and the number of shares of Company Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Company Common Stock, (ii) if holders of the Company Common Stock are granted certain rights or warrants to subscribe for Company Common Stock or convertible securities at less than the current market price of the Company Common Stock, or
(iii) upon the distribution to the holders of the Company Common Stock of evidences of indebtedness, cash or assets (excluding regular cash dividends, if any) or of subscription rights or warrants (other than those referred to above).

          With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is not required to issue fractional shares of Company Common Stock. In lieu thereof, a cash payment will be made as provided in the Rights Agreement. No Rights may be exercised that would entitle the holders to any fraction of a share of Company Common Stock unless concurrently therewith such holder purchases an additional fraction of a share of Company Common Stock which, when added to the number of shares of Company Common Stock to be received upon such exercise, equals a whole number of shares of Company Common Stock, as provided in the Rights Agreement. If such holder does not purchase such additional fraction of a share of Company Common Stock, a cash payment will be made, as provided in the Rights Agreement.

          At any time after any person or group of affiliated or associated persons becomes an Acquiring Person, the Board of Directors of the Company may exchange the Rights (except Rights which previously have been voided as described above), in whole or in part, at an exchange ratio of two Common Shares (or, in certain circumstances, two Common Stock Equivalents) per Right.

          Any person who, as of the close of business on the Record Date, is the beneficial owner of more than 10% of the outstanding Company Common Stock, is and continues to be eligible to report such beneficial ownership on Schedule 13G, and has a Schedule 13G on file with the Securities and Exchange Commission will not be an Acquiring Person unless such Person acquires additional shares such that its aggregate beneficial ownership of Company Common Stock is more than 20% of the then outstanding shares of Common Stock. Additionally, any person who, as of the close of business on March 13, 1997, is the beneficial owner of 15% or more of the outstanding Company Common Stock shall not be considered an Acquiring Person unless such person shall acquire one additional share of Company Common Stock or be deemed the Beneficial Owner of one additional shares of Company Common Stock.

          A majority of the Independent Directors may redeem the Rights in whole, but not in part, until (i) ten business days following the Stock Acquisition Date, or (ii) such later date as they shall determine, at a price of $.01 per Right (subject to adjustment in certain events) (the

"REDEMPTION PRICE"), payable, at the election of such majority of the Independent Directors, in cash or shares of Company Common Stock. Immediately upon the action of a majority of the Independent Directors ordering the redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for shares of Company Common Stock (or other consideration).

          Any of the provisions of the Rights Agreement may be amended without the approval of the holders of Company Common Stock at any time prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; PROVIDED, HOWEVER, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.








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